Leases	12 Months Ended
Dec. 31, 2023
Leases
Leases

Note H — Leases

Lessor

All of our leases are classified as operating leases. The following table summarizes the components of operating lease revenue recognized during the years ended December 31, 2023 and 2022 included within the Consolidated Statements of Operations (dollars in thousands):

	Year Ended December 31,
Lease revenue	2023	2022
Fixed contractual payments	$7,103	$7,107
Variable lease payments	$23,100	$21,542
Straight-line rental income	$70	$25

Future fixed contractual lease payments to be received under non-cancelable operating leases in effect as of December 31, 2023, assuming no new or renegotiated leases or option extensions on lease agreements are executed, are as follows (excluding leases subsequently replaced by asset management contracts, dollars in thousands):

Years Ending December 31,	Future lease payments due
2024	$5,937
2025	$5,399
2026	$4,568
2027	$2,511
2028	$1,168
Thereafter	$1,653